UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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AXSOME THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXSOME THERAPEUTICS, INC.

200 Broadway, 3rd Floor

New York, New York 10038

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 5, 2020

On May 26, 2020, Axsome Therapeutics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Annex A, related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held at 9:00 a.m., local time, on Friday, June 5, 2020. As described below, due to continued public health concerns resulting from the COVID-19 pandemic, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s stockholders, directors and employees, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

These supplemental proxy materials supplement the 2020 Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at www.axsome.com.

These supplemental proxy materials are being filed with the SEC and are being made available to stockholders on or about May 26, 2020. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

ANNEX A

Axsome Therapeutics to Host 2020 Annual Meeting of Stockholders Virtually

NEW YORK, May 26, 2020 (GLOBE NEWSWIRE) – Axsome Therapeutics, Inc. (NASDAQ: AXSM), a biopharmaceutical company developing novel therapies for the management of central nervous system (CNS) disorders, today announced the Company’s 2020 Annual Meeting of Stockholders will now be held in a virtual-only meeting format due to continued public health concerns resulting from the COVID-19 pandemic, government-recommended and required limits on public gatherings, and to protect the health and safety of the Company’s stockholders, directors, and employees.

The meeting will begin at 9:00 a.m. local time on Friday, June 5, 2020. Stockholders will not be able to attend the Annual Meeting in person.

Voting Electronically and Attending the Virtual Annual Meeting

The Company’s stockholders as of the close of business on April 9, 2020 (the “Record Date”) can join the live virtual meeting. Stockholders will be able to listen, vote and submit questions from any remote location with internet connectivity. If you were a stockholder of record as of the Record Date, to be admitted to the Annual Meeting at www.issuerdirect.com/virtual-event/axsm, and to vote your shares during the meeting or submit questions during the meeting, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. Stockholders of record may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

If you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank or other nominee and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you will need to provide proof of your authority to vote (legal proxy), which you must obtain from such nominee reflecting your holdings. You may forward an e-mail from your nominee or attach an image of your legal proxy and transmit it via e-mail to Issuer Direct at proxy@issuerdirect.com and you should label the e-mail “Legal Proxy” in the subject line. Requests for registration must be received by Issuer Direct no later than 12:00 a.m., Eastern Daylight Time, on June 2, 2020. You will then receive confirmation of your registration, with a control number by e-mail from Issuer Direct. At the time of the meeting, go to www.issuerdirect.com/virtual-event/axsm and enter the first 13 digits of your control number.

Proxy Information

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have previously submitted a proxy by one of the methods described in the proxy materials, you do not need to vote again unless you would like to change your vote.

The Company’s 2020 proxy statement contains important information and this announcement should be read in conjunction with the 2020 proxy statement. The 2020 proxy statement and other relevant materials are available for free at the U.S. Security & Exchange Commission’s website (www.sec.gov) and at the Company’s website under the investors tab (www.axsome.com). Additionally, you may access the Company’s proxy materials at www.proxyvote.com.

About Axsome Therapeutics, Inc.

Axsome Therapeutics, Inc. is a biopharmaceutical company developing novel therapies for the management of central nervous system (CNS) disorders for which there are limited treatment options. For the many people facing unsatisfactory treatments for CNS disorders, Axsome accelerates the invention and adoption of life-changing medicines. Axsome’s core CNS product candidate portfolio includes five clinical-stage candidates, AXS-05, AXS-07, AXS-09, AXS-12, and AXS-14. AXS-05 is being developed for major depressive disorder (MDD), treatment resistant depression (TRD), Alzheimer’s disease (AD) agitation, and as treatment for smoking cessation. AXS-07 is being developed for the acute treatment of migraine. AXS-12 is being developed for the treatment of narcolepsy. AXS-14 is being developed for fibromyalgia. AXS-05, AXS-07, AXS-09, AXS-12, and AXS-14 are investigational drug products not approved by the FDA. For more information, please visit the Company’s website at axsome.com. The Company may occasionally disseminate material, nonpublic information on the company website.

Forward Looking Statements

Certain matters discussed in this press release are “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s discontinuation of the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Axsome Contact:

Mark Jacobson
Chief Operating Officer
Axsome Therapeutics, Inc.
200 Broadway, 3rd Floor
New York, NY 10038
Tel: 212-332-3243
Email: mjacobson@axsome.com

www.axsome.com